UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2018
Preferred Apartment Communities, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34995	27-1712193
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3284 Northside Parkway NW, Suite 150, Atlanta, Georgia	30327
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 818-4100
_____________________ (Former name or former address, if changed since last report)
_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 12, 2018, the Board of Directors of Preferred Apartment Communities, Inc. (the "Company") appointed John A. Isakson as the Company's Executive Vice President and Chief Financial Officer, effective immediately. Mr. Isakson, age 47, has served as Executive Vice President and Chief Capital Officer of the Company since 2014. Mr. Isakson also serves as Chief Executive Officer of Main Street Apartment Homes, LLC, an indirect subsidiary of the Company, since its commencement of operations in 2015.  Prior to his roles at the Company, he was Chief Executive Officer of Williams Asset Management, an investment and asset management firm for a multifamily private equity fund he co-founded with John Williams, from 2006 to 2013.  Mr. Isakson serves on the Dean's Advisory Council at Tulane University and is on the board of directors of the Atlanta Opera.  He has served on the Arthritis Foundation's national board of directors, as well as the board for the Georgia chapter in various positions.  Mr. Isakson earned a bachelor’s degree in Economics at Tulane University, and his master’s degree in Economics at the University of Georgia.

Item 7.01    Regulation FD

On July 12, 2018, the Company issued a press release announcing the appointment of Mr. Isakson as the Company’s Executive Vice President and Chief Financial Officer, a copy of which is furnished as Exhibit 99.1 hereto pursuant to Item 7.01 of Form 8-K. The information contained in this Item 7.01 and in the press release attached as Exhibit 99.1 is being furnished pursuant to Item 7.01 “Regulation FD Disclosure,” and is not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

99.1	Press Release Announces Chief Financial Officer Appointment

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREFERRED APARTMENT COMMUNITIES, INC. (Registrant)

Date: July 12, 2018	By:	/s/ Jeffrey R. Sprain
Jeffrey R. Sprain
Executive Vice President, General Counsel and Secretary